UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 9, 2010

ADVANCED LIFE SCIENCES HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51436	30-0296543
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1440 Davey Road Woodridge, Illinois	60517
(Address of principal executive offices)	(Zip Code)

(630) 739-6744

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure.

On February 9, 2010, Advanced Life Sciences Holdings, Inc. (the “Company”) issued a press release providing a preview of its corporate priorities and anticipated milestones for 2010.  A copy of this press release is attached hereto as Exhibit 99.1.

The Company also posted a video with additional perspective on the Company’s corporate and financial plan on its website at www.advancedlifesciences.com/video/.  A copy of the video’s transcript is attached hereto as Exhibit 99.2.

Item 8.01.  Other Events.

None

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits:

99.1*	Press release, dated February 9, 2010, entitled “Advanced Life Sciences Previews 2010 Milestones: Major Initiatives Underway in Community, Biodefense and Hospital Settings.”

99.2*	Transcript of video posted on February 9, 2010 at www.advancedlifesciences.com/video/.

*     The information furnished under Item 7.01 of this Current Report on Form 8-K, including Exhibits 99.1 and 99.2, is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCED LIFE SCIENCES HOLDINGS, INC.

Dated: February 9, 2010	By:	/s/ Michael T. Flavin
	Name:	Michael T. Flavin, Ph.D.
	Title:	Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1*	Press release, dated February 9, 2010, entitled “Advanced Life Sciences Previews 2010 Milestones: Major Initiatives Underway in Community, Biodefense and Hospital Settings.”

99.2*	Transcript of video posted on February 9, 2010 at www.advancedlifesciences.com/video/.

*     The information furnished under Item 7.01 of this Current Report on Form 8-K, including Exhibits 99.1 and 99.2, is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.